Exhibit 99.1

JP Morgan Healthcare Conference 2022 January 2022 This non - promotional presentation is intended for the investor audience and contains investigational data as well as forward - loo king statements; actual results may vary materially

This presentation includes forward - looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc . (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward - looking statements . Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward - looking statements, although not all forward - looking statements contain these identifying words . These statements concern, and these risks and uncertainties include, among others, the impact of SARS - CoV - 2 (the virus that has caused the COVID - 19 pandemic) on Regeneron's business and its employees, collaborators, and suppliers and other third parties on which Regeneron relies, Regeneron's and its collaborators’ ability to continue to conduct research and clinical programs, Regeneron's ability to manage its supply chain, net product sales of products marketed or otherwise commercialized by Regeneron and/or its collaborators or licensees (collectively, ”Regeneron’s Products“), and the global economy ; the nature, timing, and possible success and therapeutic applications of Regeneron’s Products and product candidates being developed by Regeneron and/or its collaborators or licensees (collectively, “Regeneron’s Product Candidates”) and research and clinical programs now underway or planned, including without limitation EYLEA ® (aflibercept) Injection, Dupixent® (dupilumab), Libtayo ® (cemiplimab), Praluent ® (alirocumab), Kevzara ® ( sarilumab ), Evkeeza TM ( evinacumab ), Inmazeb ® ( atoltivimab , maftivimab , and odesivimab - ebgn ), REGEN - COV ® ( casirivimab and imdevimab ), fasinumab , garetosmab , pozelimab , odronextamab , itepekimab , REGN 5458 , REGN 5713 - 5714 - 5715 , REGN 1908 - 1909 , Regeneron’s and its collaborators’ other oncology programs (including its costimulatory bispecific portfolio), Regeneron’s and its collaborators’ earlier - stage programs, and the use of human genetics in Regeneron’s research programs ; safety issues resulting from the administration of Regeneron’s Products and Regeneron’s Product Candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s Products and Regeneron’s Product Candidates in clinical trials ; the likelihood, timing, and scope of possible regulatory approval and commercial launch of Regeneron’s Product Candidates and new indications for Regeneron’s Products, including without limitation those listed above ; the likelihood and timing of achieving any of the anticipated milestones described in this presentation ; the extent to which the results from the research and development programs conducted by Regeneron and/or its collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval ; ongoing regulatory obligations and oversight impacting Regeneron’s Products, research and clinical programs, and business, including those relating to patient privacy ; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron’s ability to continue to develop or commercialize Regeneron’s Products and Regeneron’s Product Candidates ; competing drugs and product candidates that may be superior to, or more cost effective than, Regeneron’s Products and Regeneron’s Product Candidates ; uncertainty of the utilization, market acceptance, and commercial success of Regeneron’s Products and Regeneron’s Product Candidates and the impact of studies (whether conducted by Regeneron or others and whether mandated or voluntary) or recommendations and guidelines from governmental authorities and other third parties on the commercial success of Regeneron’s Products and Regeneron’s Product Candidates ; the availability and extent of reimbursement of Regeneron’s Products from third - party payors, including private payor healthcare and insurance programs, health maintenance organizations, pharmacy benefit management companies, and government programs such as Medicare and Medicaid ; coverage and reimbursement determinations by such payors and new policies and procedures adopted by such payors ; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates ; the ability of Regeneron’s collaborators, licensees, suppliers, or other third parties (as applicable) to perform manufacturing, filling, finishing, packaging, labeling, distribution, and other steps related to Regeneron’s Products and Regeneron’s Product Candidates ; unanticipated expenses ; the costs of developing, producing, and selling products ; the ability of Regeneron to meet any of its sales or other financial projections or guidance and changes to the assumptions underlying those projections or guidance ; risks associated with intellectual property of other parties and pending or future litigation relating thereto (including without limitation the patent litigation and other related proceedings relating to EYLEA, Dupixent, Praluent, and REGEN - COV), other litigation and other proceedings and government investigations relating to the Company and/or its operations, the ultimate outcome of any such proceedings and investigations, and the impact any of the foregoing may have on Regeneron’s business, prospects, operating results, and financial condition ; and the potential for any license or collaboration agreement, including Regeneron’s agreements with Sanofi, Bayer, and Teva Pharmaceutical Industries Ltd . (or their respective affiliated companies, as applicable), as well as Regeneron's agreement with Roche relating to the casirivimab and imdevimab antibody cocktail (known as REGEN - COV in the United States and Ronapreve Œ in other countries) and its REGEN - COV supply agreement with the U . S . government, to be cancelled or terminated . A more complete description of these and other material risks can be found in Regeneron’s filings with the U . S . Securities and Exchange Commission . Any forward - looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward - looking statements made by Regeneron . Regeneron does not undertake any obligation to update (publicly or otherwise) any forward - looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise . This presentation uses total revenues excluding REGEN - COV, which is a financial measure that is not calculated in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) . This and other non - GAAP financial measures are computed by excluding certain non - cash and other items from the related GAAP financial measure . Non - GAAP adjustments also include the income tax effect of reconciling items . The Company makes such adjustments for items the Company does not view as useful in evaluating its operating performance . For example, adjustments may be made for items that fluctuate from period to period based on factors that are not within the Company’s control, such as the Company’s stock price on the dates share - based grants are issued . Management uses non - GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis . Additionally, non - GAAP measures provide investors with an enhanced understanding of the financial performance of the Company’s core business operations . However, there are limitations in the use of non - GAAP financial measures as they exclude certain expenses that are recurring in nature . Furthermore, the Company’s non - GAAP financial measures may not be comparable with non - GAAP information provided by other companies . Any non - GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP . A reconciliation of the non - GAAP financial measure used in this presentation is provided on slide 28 . Note regarding forward - looking statements & non - GAAP financial measures

JP Morgan 2022 Current Business Drivers 3 Leonard S. Schleifer MD, PhD Co - Founder, President & Chief Executive Officer

4 Executing on Our Core Competencies Investing in Regeneron Looking Ahead to the Future Driving continued growth in core franchises Emerging portfolio of immuno - oncology antibodies Leveraging Regeneron technologies in the ongoing fight against infectious diseases driving new breakthroughs and target discovery Investing $1.8 billion to expand our R&D capabilities and manufacturing capacity Announced $3 billion share repurchase program in Nov 2021 (over $7.5 billion shares repurchased since Nov 2019) Advancing a best - in - class, diversified pipeline based on in - house innovation and strategic partnerships 30+ therapeutic candidates in various stages of clinical development Expanding partnerships with leading companies in new technologies

Delivering Results Across the Organization

3Q 2021 YTD Total Revenues YoY*

+20%
Growth excluding REGEN-COV*

+83%
Growth including REGEN-COV*

EYLEA® DUPIXENT® REGEN-COV® LIBTAYO®

Increasingly Diversified Growth Drivers

2021 R&D Pipeline Advancements

EYLEA®	Positive Ph2 results for Aflibercept 8mg in wAMD
DUPIXENT®	Positive Ph3 results in four potential new indications (CSU, PN, EoE, Pediatric AD) Received approval in asthma for children ages 6 - 11
REGEN-COV®	EUA expanded to include post-exposure prophylaxis, positive data in COVID-19 hospitalized patients
LIBTAYO®	Positive Ph3 results when combined with chemotherapy in 1L NSCLC
	Advancing CD3 & CD28 bispecifics platform
	Emerging Genetics Medicines portfolio, established proof of concept for CRISPR-based therapy

* Year-over-year growth, first nine months of 2021 vs. first nine months of 2020. See reconciliation of non-GAAP measure on slide 28

PN – Prurigo Nodularis; EoE – Eosinophilic Esophagitis AD – Atopic Dermatitis; CSU – Chronic Spontaneous Urticaria; NSCLC – Non-Small Cell Lung Cancer; wAMD – Wet Age-Related Macular Degeneration

This slide contains investigational products not yet approved by regulatory authorities

5
REGENERON

The #1 prescribed FDA approved anti - VEGF treatment for retinal disease ▪ 4Q2021 U.S. net product sales of $1.54Bn (+15% YoY)* ▪ FY2021 U.S. net product sales of $ 5.79Bn (+17% YoY)* Continuing to drive future growth ▪ Diabetic eye disease continues to be a significant growth opportunity ▪ Ph3 readouts for Aflibercept 8mg expected 2H22 Impressive competitive durability ▪ ~75% share of U.S. branded category ▪ Breadth of indications, effective treat - and - extend dosing, with established real - world safety $0.0 $0.8 $1.4 $1.7 $2.7 $3.3 $3.7 $4.1 $4.6 $4.9 $5.8 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021* * U.S. Net Product Sales, $Billion EYLEA ® : 10 Years of Patient Impact Extending leadership position based on efficacy and safety that has transformed millions of lives; 40+ million doses administ ere d since launch 6 Developed using our proprietary Trap technology, development on aflibercept began in 2004 and became Regeneron’s second FDA - approved treatment in November 2011 as EYLEA *Based on preliminary, unaudited results

Dupixent®: Strong Performance Across All Approved Indications With Significant Opportunity For Sustained Growth

Annualizing at ~$6.6B run rate**

DUPIXENT (dupilumab) Injection



Net Product Sales, $Million
U.S.
ROW
$221
$851
$246
$926
$301
$962
$352
$1,147
$406
$1,257
3Q20
4Q20
1Q21
2Q21
3Q21

Sanofi records global net product sales of Dupixent



Atopic Dermatitis
Asthma
CRSwNP
2.3M*
975k
90k

Single digit market penetration

There remains a substantial opportunity for more patients to benefit as markets remain under penetrated

Figures represent U.S. Biologic-eligible target population; Source – Regeneron Internal Epidemiology Data

*Target population includes age groups that are not currently approved but in clinical development
CRSwNP – Chronic Rhinosinusitis with Nasal Polyposis

** 3Q21 global net product sales multiplied by 4

7

REGENERON

Dupixent®: Near- and Long-Term Opportunities to Drive Growth

Estimated regulatory submission timeline for new indications

2022e

Additional ~450k Addressable Population

- Eosinophilic Esophagitis — 48k
- Chronic Spontaneous Urticaria — 308k*
- Prurigo Nodularis — 74k
- Chronic Inducible Urticaria-Cold — 25k

Upcoming Events

- EoE sBLA submission
- Report Results from additional Ph 3 CSU study
- Report Results from additional Ph 3 PN study

2023e

- Bullous Pemphigoid — 27k

2024+e

Additional ~450k Addressable Population

- Type 2 COPD — 300k
- CRSsNP — 130k
- Allergic Fungal Rhinosinusitis — 11k

Up to 4M+ Eligible Patients

Legend: Potential indications with POC (shaded); Other investigational uses (unshaded: Chronic Inducible Urticaria-Cold, CRSsNP)

Figures represent U.S. Biologic-eligible target population; dates represent expected first FDA submission
Source – Regeneron Internal Epidemiology Data
*Out of these eligible patients, the highest unmet need is in omalizumab non-responders (40-60% currently treated patients)
COPD – Chronic Obstructive Pulmonary Disease; CSsNP – Chronic Sinusitis without Nasal Polyposis

8
REGENERON

Dupixent® & Itepekimab (anti IL-33) COPD Phase 3s Underway

Two-pronged approach against uncontrolled, moderate-to-severe COPD

Dupixent potential to address **Type 2 COPD**

Achieved prespecified efficacy milestone in interim analysis of first Ph3 study

- Eosinophils ≥300/µl
- Both former and current smokers
- Two Ph3 trials ongoing
- Pivotal data expected **2023**

Itepekimab potential also for **non-Type 2 COPD**

In a Ph2 study*, itepekimab demonstrated 42% exacerbation reduction vs. placebo in former smokers, regardless of Type 2 status, with no safety concerns

- No eosinophil restriction
- Focus on former smokers
- Two Ph3 trials ongoing
- Pivotal data expected **2024**

	Non-Type 2	Type 2
Former Smokers (70% of COPD patients^)	**Itepekimab only** ~600K patients	**Dupixent or Itepekimab** >350K patients
Current Smokers (30% of COPD patients^)		**Dupixent only** ~150K patients

U.S., EU and Japan addressable patient number estimates

9

Dupixent and Itepekimab are developed in collaboration with Sanofi; COPD – Chronic Obstructive Pulmonary Disease
* Rabe et al. *Lancet Respir Med.* 2021
^ US, EU and Japan epidemiology, patient populations exclude never smokers *(Regeneron Internal Epidemiology Data)*

REGENERON

This slide contains investigational products not yet approved by regulatory authorities

REGEN-COV®
(casirivimab and imdevimab)

Rapid Mobilization to Address COVID-19

Regulatory Status

- ✓ **EUA granted** for ambulatory treatment and in certain post-exposure prophylaxis settings
- ❑ EUA **under review** for pre-exposure prophylaxis and hospitalization
- ✓ **Approved** in the EU for treatment and prevention
- ❑ **Regulatory decision** on BLA submission for treatment and prophylaxis (PDUFA 4/13/22)
  - ❑ FDA no longer plans to convene an advisory committee to discuss our BLA

4Q21:	2021:
Delivered **~1.1M Doses***	Delivered **~2.8M Doses***
U.S. Net Product Sales **$2.29B****	U.S. Net Product Sales **$5.82B****

**Based on preliminary unaudited fiscal 2021 results

Regeneron is uniquely positioned to continue to address COVID-19 and other emerging Infectious Disease threats in the future

EUA: Emergency Use Authorization
BLA: Biologics License Application

*Roche supplied a portion of these doses to Regeneron to fulfill Regeneron's agreement with the U.S. government. Roche is primarily responsible for development and distribution outside the U.S.

REGEN-COV is an investigational medicine that is authorized by FDA under an EUA for certain uses. The development and manufacturing of REGEN-COV have been funded in part with federal funds from BARDA.

10

REGENERON

Strong Financial Position Enabling Critical Investments Capital allocation priorities reflect business priorities 11 1. Invest in our best - in - class R&D capabilities 2. Pursue and fund business development opportunities to enable and synergize our R&D capabilities and technologies 3. Return cash to shareholders through share repurchases $1.8B investment in Tarrytown R&D facilities Continued investments in manufacturing capacity Productive collaborations with Alnylam and Intellia Signed new agreement with Nykode in 4Q21 Over $7.5B in share repurchases since November 2019 Announced $3B share repurchase authorization in November 2021

12 George D. Yancopoulos , MD, PhD Co - Founder, President & Chief Scientific Officer JP Morgan 2022 Upcoming Business Drivers

Regeneron Technologies Power Our Pipeline: TRAPs, Antibodies and Bispecifics

- VELOCIGENE®
- VELOCIMOUSE®
- VELOCIMMUNE®
- VELOCIMAB®
- VelociT™
- VELOCIHUM®
- VELOCI-Bi®

TARGET DISCOVERY & VALIDATION

RGC™ Regeneron Genetics Center

TURNKEY THERAPEUTICS: TRAPs & ANTIBODIES (BISPECIFICS & COSTIMS)


TECH
DEVELOPMENT

CLINICAL DEVELOPMENT

MANUFACTURING

MEDICINES

Regeneron technologies have delivered repeated breakthroughs by addressing limitations and bottlenecks in every step of the drug discovery

13

REGENERON

Synergistic Collaborations Supercharge Regeneron's Future Turnkey Genetics Therapeutics Platforms



Learnings from **mouse genetics**

VELOCIGENE®

+

Unlocking capabilities of **mouse and human genetics** through

VELOCIGENE® + RGC Regeneron Genetics Center

Existing Turnkey Technologies *Biologicals*	**Novel Turnkey Technologies** *Gene Medicines*
TRAPs; Antibodies & Bispecifics	siRNA (Alnylam Pharmaceuticals); Genome editing (insertion/knockout) (Intellia Therapeutics); Gene Therapy (Decibel Therapeutics)

14

REGEN-COV®: Addressing Treatment Need as well as the Long-Term Opportunity for COVID-19 Prevention

If SARS-CoV2 remains endemic, we anticipate an enduring need for the immunocompromised

Delta (B.1.617.2): Current REGEN-COV antibodies are active

Omicron (B.1.1.529): Multiple next generation monoclonal antibodies are active

Regulatory discussions are ongoing to establish clinical development plan

Next generation antibodies are expected to enter clinical development in the first quarter of 2022

Long-Term Potential Opportunity

Protecting the Immunocompromised

- In the U.S. alone, millions of immuno-compromised people will not adequately respond to vaccination
- Monoclonal antibody treatments can be dosed prophylactically to prevent infection and severe COVID-19 disease

15

REGEN-COV is an investigational medicine that is authorized by FDA under an EUA for certain uses. The development and manufacturing of REGEN-COV have been funded in part with federal funds from BARDA.

REGENERON

Regeneron Technologies Enable Rapid Response to Infectious Diseases 1H[W JHQHUDWLRQ DQWLERGLHV HIIHFWLYHO\ QHXWUDOL]H WKH 6$56 &R9 2PLFURQ YDULDQW DV ZHOO DV RWKHU YDULDQWV RI FRQFHUQ Regeneron technologies have created a library of thousands of mAbs We have identified multiple ‘next generation’ mAbs that are effective against Omicron and Delta variants Using VelociSuite ® technologies, discovery and preclinical validation and clinical manufacturing has been compressed 3 - 6 MONTHS vs. years with a standard process &UHDWLRQ RI DQG SUHFOLQLFDO WHVWLQJ LQ JHQHWLFDOO\ KXPDQL]HG PLFH ,VRODWLRQ RI IXOO\ KXPDQ DQWLERGLHV &UHDWLRQ RI PDQXIDFWXULQJ UHDG\ FHOO OLQHV GD\V YV PRQWKV Manufacture of clinical - grade antibodies for human use 287%5($. -13 -12 -11 -10 -9 -8 -7 0 50 100 Log M % N e u t r a l i z a t i o n A EĞǆƚ 'ĞŶ ŶƚŝďŽĚǇ ͞ ͟ Next Gen Antibody “B” Next Gen Antibodies “A+B”

Continued Progress & Developments Across Oncology Pipeline

Regeneron positioned to enhance and extend treatment benefit across many cancer settings

LIBTAYO® (cemiplimab-rwlc) Injection 350 mg

Dermato-Oncology

- First-in-class leading treatment for advanced CSCC
- Approved in 2L+ advanced BCC
- LAG-3 combination – 1L melanoma data presented at ASCO '21
- BioNTech FixVax combination in post-PD-1 melanoma Ph2 underway

Non-Small Cell Lung Cancer

- Approved in 1L advanced NSCLC
- Submitted sBLA in 1L NSCLC in combination with chemotherapy

Solid tumor bispecifics



- **REGN4018 (MUC16xCD3)** – Dose escalation with Libtayo in ovarian cancer ongoing
- **REGN5668 (MUC16xCD28)** – Dose escalation with Libtayo in ovarian cancer ongoing; first patients dosed in combination with MUC16xCD3, well tolerated
- **REGN5678 (PSMAxCD28)** – Dose escalation with Libtayo in mCRPC ongoing
- **REGN4336 (PSMAxCD3)** – Now enrolling
- **REGN7075 (EGFRxCD28)** – Dose escalation with Libtayo in advanced cancers ongoing
- **REGN5093 (METxMET)** – Dose expansion in MET-altered NSCLC ongoing
- **REGN5093-M114 (METxMET ADC)** – Now enrolling

Heme-onc bispecifics


Odronextamab
Anti-CD3
Anti-CD20


REGN5458
Anti-CD3
Anti-BCMA

- **Odronextamab (CD20xCD3)** – Resumed enrollment in potentially pivotal Ph2 in R/R NHL
- **REGN5458 (BCMAxCD3)** – Ph1 data updated at ASH'21; potentially pivotal Ph2 in dose expansion
- Both will be entering combination studies with corresponding costim (CD28) bispecifics

CSCC – Cutaneous Squamous Cell Carcinoma; BCC – Basal Cell Carcinoma; NSCLC – Non-Small Cell Lung Cancer; mCRPC - metastatic Castration-Resistant Prostate cancer; NHL – Non-Hodgkin's lymphoma

17

REGENERON

This slide contains investigational products not yet approved by regulatory authorities

Regeneron's Oncology Toolkit Provides Unique Combinatorial Flexibility

VelocImmune® Antibodies
- LAG3
- GITR
- CTLA-4

Bispecifics

CD3 Bispecifics / Costimulatory Bispecifics

CD3 Bispecifics		Costimulatory Bispecifics
CD20	Lymphoma	TAA
BCMA	Multiple Myeloma	TAA
MUC16	Ovarian Cancer	MUC16
PSMA		PSMA
		EGFR

New Classes of Bispecifics
- METxMET
- PiGs
- *VelociNator*™

Collaborations
- Adicet Bio
- BioNTech
- Vyriad
- Nykode
- ISA
- 2seventy bio (bluebird)
- Others

PD-1 (Libtayo)

Libtayo is jointly developed with Sanofi.
Several agents are studied in combination with Libtayo, in addition to the combinations highlighted by boxes.

18

REGENERON
This slide contains investigational products not yet approved by regulatory authorities

Bispecifics for Heme-Onc Malignancies: Promising Results from Maturing CD3 Programs

Combinations with costimulatory bispecifics and other agents entering clinic soon


Odronextamab
Anti-CD3
Anti-CD20

Odronextamab (CD20xCD3) Program Update

Summary – A **single, off-the-shelf bispecific**, effective in both indolent and aggressive lymphomas, including patients who failed CAR-Ts

- R/R FL: ORR=90% CR=70% (N=30)
- R/R DLBCL: CAR-T naïve ORR=55% CR=55% (N=11); post-CAR-T ORR=33% CR=21% (N=24)

- **Durable responses** (up to 3.5 years so far in FL)
- Acceptable safety profile

Progress to Date:

- Resumed enrollment in 2Q21, with positive recruitment trends since partial hold was lifted
- Over 450 patients dosed to date across program

Upcoming Milestones:

- Complete enrollment in potentially pivotal Ph2 in FL and DLBCL
- Initiate dosing with subcutaneous formulation
- Initiate OLYMPIA Ph3 program and additional combinations, including TAAxCD28 costim


REGN5458
Anti-CD3
Anti-BCMA

REGN5458 (BCMAxCD3) ASH 2021 Update

Efficacy – Early, deep, and durable responses:

- 75% ORR, with 58% VGPR or better at higher doses (200-800 mg)
- 86% of responders with VGPR or better; 43% with CR or better
- Median DOR was not reached

Safety – Acceptable safety and tolerability:

- No Grade 3+ CRS; no grade 3+ ICANS
- CRS reported in 38% patients, vast majority of events were Gr1
- Maximum tolerated dose was not reached

Next Steps:

- Complete enrollment in the Ph2 part of the potentially pivotal study
- Report data from Ph2 study
- Start enrollment of Ph1 umbrella study of REGN5458 in combination with SOC
- Initiate additional combinations with TAAxCD28 costim

19

DLBCL, Diffuse Large B Cell Lymphoma; FL, Follicular Lymphoma; ORR, objective response rate; VGPR, very good partial response; CR, complete response; DOR, duration of response; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; SOC, standard of care

REGENERON

This slide contains investigational products not yet approved by regulatory authorities

Bispecifics for Solid Malignancies: Potential to Extend Benefits of Checkpoint Inhibitors; Initial Data in 2022

Our footprint in oncology continues to expand

Lung, Advanced Cancers

REGN5093 (METxMET)

- Seeing early signs of clinical activity in **MET exon14 skip** mutation and **MET protein overexpression** patient populations
- Data anticipated in **2H22**

REGN5093-M114 (METxMET ADC)

- Trial Enrolling

REGN7075 (EGFRxCD28)

- Dose escalation in combination with **LIBTAYO** ongoing

Ovarian Cancer

REGN4018 (MUC16xCD3)

- **Encouraging early signals** observed in a heterogeneous ovarian cancer population
- Data from dose-escalation monotherapy FIH study anticipated in **1H22**
- Dose escalation with **LIBTAYO** ongoing

REGN5668 (MUC16xCD28)

- Evaluating combinations with **LIBTAYO** or with MUC16xCD3

Prostate Cancer

REGN5678 (PSMAxCD28)

- Dose escalation with **LIBTAYO** ongoing
- Initial data expected in **2022**

REGN4336 (PSMAxCD3)

- Now enrolling
- Explored in monotherapy and in combination with **LIBTAYO**

Anti-PD-1 | CD3 BiSpecifics | Costim BiSpecifics | New BiSpecifics

20

REGENERON

This slide contains investigational products not yet approved by regulatory authorities

21*2,1* LIBTAYO* $GYDQFHG /XQJ FDQFHU FKHPR FRPER DGMXYDQW &6&& 5(*1 /$* + LIBTAYO* Advanced melanoma REGN6569 (GITR) + LIBTAYO* Solid tumors REGN4018 (MUC16xCD3) + LIBTAYO* 2+ line Ovarian cancer 5(*1 08& [&' + REGN4018 / LIBTAYO* 2+ line Ovarian cancer 5(*1 360$[&' + LIBTAYO* 3+ line Prostate cancer PSMAxCD3 + REGN5678/LIBTAYO* Prostate cancer REGN7075 (EGFRxCD28) + LIBTAYO* Solid tumors Odronextamab (CD20xCD3) 3+ line Lymphoma Odronextamab (CD20xCD3) +/ - LIBTAYO* 3+ line Lymphoma REGN5458/9 (BCMAxCD3) 3+ line Multiple myeloma REGN5093 (METxMET) Advanced MET altered Lung cancer REGN5093 - M114 (METxMET ADC) MET overexpressing advanced Cancer UPCOMING odronextamab (CD20xCD3) + B cell/CD28 costim B - NHL odronextamab (CD20xCD3) + Standard of Care B - NHL REGN5458/9 (BCMAxCD3) + Plasma cell/CD28 costim Multiple myeloma REGN5458/9 (BCMAxCD3) + Standard of Care, Additional Combos Multiple myeloma Broad Oncology Pipeline Continues to Advance * In collaboration with Sanofi 21 Anti - PD - 1 VelocImmune ® Antibodies CD3 BiSpecifics Costim BiSpecifics New BiSpecifics This slide contains investigational products not yet approved by regulatory authorities

Regeneron Genetics Medicines 22 Novel Genetics - based Drug Target Discovery Genetics - based Drug Development & Precision Medicine Leveraging New Turnkey Therapeutic Approaches • RGC discovered >10 novel drug targets • RGC database links drug targets with disease impact, enhancing probability of clinical trial success • RGC database identifies patients most likely to benefit • siRNA gene silencing • Genome editing – Knockout/ Insertion • Targeted viral - based gene delivery and expression World leading human sequencing • >2M human exomes sequenced • Linked to Electronic Health Records • 100+ collaborations globally Powerful resource linking human genetic variation to disease; empowering strategic partnerships to drive the future of medici ne

Regeneron is investing in and delivering technologies well beyond antibodies

- **3** genetics medicines programs in the clinic
- **3-5** additional potential targets to advance to IND-enabling studies in next 12 months
- **30+** additional programs in research and candidate selection phase
- **10+** novel genetic targets discovered

Several near-term opportunities emerging from Regeneron Genetics Medicines:

- Reported landmark TTR genome editing data in Jun'21; data update anticipated in 1Q22
- C5 combo program Ph3 initiations (Myasthenia Gravis and PNH)
- HSD17B13 siRNA healthy volunteer safety topline data read out in Nov'21
- APP siRNA Ph1 start for Alzheimer's
- DB-OTO gene therapy (hearing loss) Ph1/2 start in 2022

REGENERON GENETICS MEDICINES

Building the Pipeline for the Future

Pre-IND

FACTOR 8 GENE INSERTION[2]
CRISPR/Cas9 + AAV Transgene Insertion
- Hemophilia A

PNPLA3[1]
PNPLA3 siRNA
- Nonalcoholic Steatohepatitis

ALN-APP[1]
APP siRNA
- Cerebral Amyloid Angiopathy, Alzheimer's Disease

DB-OTO[3]
OTOF AAV Dual Vector Gene Therapy
- *OTOF* Related Hearing Loss

FACTOR 9 GENE INSERTION[2]
CRISPR/Cas9 + AAV Transgene Insertion
- Hemophilia B

GAA GENE INSERTION[2]
CRISPR/Cas9 + AAV Transgene Insertion
- Pompe Disease

Clinical Development

POZELIMAB + CEMDISIRAN[1]
C5 Antibody + C5 siRNA
- Myasthenia Gravis
- Paroxysmal Nocturnal Hemoglobinuria

CEMDISIRAN[1]
C5 siRNA
- Immunoglobulin A Nephropathy

ALN-HSD[1]
HSD17B13 siRNA
- Nonalcoholic Steatohepatitis

NTLA-2001[2]
CRISPR/Cas9
- Transthyretin Amyloidosis (ATTR)

ADDITIONAL PROGRAMS
30+ Programs in Research and Candidate Selection

Collaborations with:
1. Alnylam Pharmaceuticals
2. Intellia Therapeutics
3. Decibel Therapeutics

This graphic displays pipeline drug candidates currently undergoing clinical testing in a variety of diseases. The safety and efficacy of these drug candidates have not been fully evaluated by any regulatory authorities for the indications described in this section.

23

REGENERON

Regeneron-Discovered, Approved and Investigational Medicines Across a Wide and Diverse Set of Diseases

PHASE 1

fianlimab (LAG-3)
METxMET (REGN5093)
METxMET ADC (REGN5093-M114)
MUC16xCD3 (REGN4018)
MUC16xCD28 (REGN5668)
GITR (REGN6569)
PSMAxCD28 (REGN5678)
EGFRxCD28 (REGN7075)

odronextamab (CD20xCD3)
IL-2Rg (REGN7257)
TTR# (NTLA-2001)
Factor XI (REGN9933)
BCMAxCD3 (REGN5459)

NPR1 (REGN5381)
HSD17B13‡ (ALN-HSD)
casirivimab + imdevimab^ (SARS-CoV-2)

IL-36R (REGN6490)

PHASE 2

cemiplimab* (PD1)

odronextamab (CD20xCD3)
cemdisiran‡ (C5)
pozelimab (C5)
pozelimab + cemdisiran‡ (C5xC5)
BCMAxCD3 (REGN5458)

evinacumab (ANGPTL3)
casirivimab + imdevimab^ (SARS-CoV-2)
LEPR (REGN4461)
garetosmab (Activin A)
aflibercept (VEGF)

sarilumab* (IL-6R)
dupilumab* (IL-4R)

PHASE 3

cemiplimab* (PD1)

pozelimab + cemdisiran‡ (C5xC5)

alirocumab (PCSK9)
fasinumab† (NGF)
casirivimab + imdevimab^ (SARS-CoV-2)
aflibercept (VEGF)

dupilumab* (IL-4R)
Itepekimab* (IL-33)
Bet v 1 (REGN5713-5714-5715)
Fel d 1 (REGN1908-1909)

APPROVED

Arcalyst (rilonacept)
EYLEA (aflibercept) Injection
ZALTRAP (ziv-aflibercept)
Praluent (alirocumab) Injection
DUPIXENT (dupilumab) Injection
KEVZARA (sarilumab) injection
LIBTAYO (cemiplimab-rwlc)
Inmazeb
Evkeeza (evinacumab-dgnb) Injection
REGEN-COV

Over 30 product candidates

* In collaboration with Sanofi
† In collaboration with Teva and Mitsubishi Tanabe
^ In collaboration with Roche
‡ In collaboration with Alnylam
\# In collaboration with Intellia

SOLID ORGAN ONCOLOGY | HEMATOLOGY | GENERAL MEDICINE | I&I

As of Q3 2021
This slide contains investigational products not yet approved by regulatory authorities

24
REGENERON

Multiple Potential FDA Submissions: 2022-2024+

2022

- **EYLEA** — Q16W in NPDR (1H22)
- **DUPIXENT*** — Eosinophilic Esophagitis (1H22)
- **DUPIXENT*** — Prurigo Nodularis (1H22)
- **DUPIXENT*** — Chronic Spontaneous Urticaria (2H22)
- **DUPIXENT*** — Chronic Inducible Urticaria – Cold (2H22)
- **REGN5458 (BCMAxCD3)** — R/R Multiple Myeloma (2H22)
- **Odronextamab (CD20xCD3)** — B Cell NHL (2H22)
- **Aflibercept 8mg** — Wet AMD/DME (2H22/1H23)

2023

- **DUPIXENT*** — Bullous Pemphigoid

2024+

- **Fianlimab (LAG3) + LIBTAYO** — Advanced Melanoma
- **REGN4461 (LEPR)** — Generalized Lipodystrophy
- **DUPIXENT*** — Chronic Obstructive Pulmonary Disease
- **DUPIXENT*** — Chronic Rhinosinusitis w/o Nasal Polyposis
- **DUPIXENT*** — Allergic Fungal Rhinosinusitis
- **Itepekimab (IL-33)*** — Chronic Obstructive Pulmonary Disease
- **REGN1908-1909 (Feld1)** — Cat Allergy
- **REGN5713-5714-5715 (Betv1)** — Birch Allergy
- **Pozelimab ± cemdisiran⁺** — C5-mediated diseases
- **Garetosmab** — FOP^

New Molecule | New Indication

^ Partial clinical hold pending review of additional data
NPDR – Non-Proliferative Diabetic Retinopathy
FOP – Fibrodysplasia Ossificans Progressive

* In collaboration with Sanofi
+ In collaboration with Alnylam
This slide contains investigational products not yet approved by regulatory authorities

25
REGENERON

Key Upcoming Milestones (Next 12 months)

EYLEA
- Ph3 data readout for Aflibercept 8mg formulation

Dupixent
- Complete regulatory submission for EoE
- Additional Phase 3 data readouts for CSU and PN
- Regulatory decision for AD in children (6 mo – 5 yrs)

REGEN-COV
- FDA decision on BLA for treatment and prophylaxis indications (PDUFA 4/13/22)
- BLA submission for hospitalized patients

Libtayo
- Regulatory decisions for 1L NSCLC chemotherapy combination

Solid Tumor Bispecifics
- Initial data for MUC16xCD3, PSMAxCD28 and METxMET

Odronextamab (CD20xCD3)
- Complete enrollment in potentially pivotal Phase 2 in NHL
- Initiate dosing with subcutaneous formulation
- Initiate OLYMPIA Ph3 program and additional combinations

REGN5458 (BCMAxCD3)
- Complete enrollment in potentially pivotal Phase 2 in multiple myeloma
- Ph2 data expected in multiple myeloma
- Initiate studies with subcutaneous formulation
- Initiate Phase 1 and Phase 3 studies exploring combinations with standard of care
- Initiate additional combination studies

26

AD – Atopic Dermatitis
CSU – Chronic Spontaneous Urticaria
PN – Prurigo Nodularis
EoE – Eosinophilic Esophagitis
NSCLC – Non-Small Cell Lung Cancer
NHL – Non-Hodgkin Lymphoma
EUA – Emergency Use Authorization

REGENERON
This slide contains investigational products not yet approved by regulatory authorities

Q&A 27 George D. Yancopoulos, MD, PhD Co - Founder, President & Chief Scientific Officer Marion McCourt E VP, Head of Commercial Robert Landry EVP, Chief Financial Officer Leonard S. Schleifer MD, PhD Co - Founder, President & Chief Executive Officer

Reconciliation of Non - GAAP Measure 28 See slide 2 for additional important information regarding non - GAAP financial measures included in this presentation